UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2019

AngioDynamics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50761	11-3146460

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Plaza Drive Latham, New York 12110

(Address of Principal Executive Offices) (Zip Code)

(518) 795-1400

(Registrant’s telephone number, including area code)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	ANGO	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)   On July 17, 2019, the board of directors of AngioDynamics, Inc. (“AngioDynamics”) appointed Karen Licitra as a Class III director of AngioDynamics, effective immediately.

From January 2014 through August 2015, Ms. Licitra served as Corporate Vice President, Worldwide Government Affairs & Policy at Johnson & Johnson, a medical devices, pharmaceutical, and consumer packaged goods manufacturer.  From December 2011 to December 2013, Ms. Licitra served as the Worldwide Chairman, Global Medical Solutions at Johnson & Johnson.  From July 2002 to November 2011, she served as the Company Group Chairman and Worldwide Franchise Chairman at Ethicon Endo-Surgery, Inc., a Johnson & Johnson medical device company.  From January 2001 to June 2002, she served as the President of Ethicon Endo-Surgery.  Ms. Licitra has been a member of the board of directors of Si-Bone, Inc. (Nasdaq: SIBN) since August 2015.  Ms. Licitra received a B.S. in Commerce from Rider College.

Ms. Licitra is eligible to receive compensation that is consistent with the compensation provided to AngioDynamics’ other non-employee directors as discussed below.

There are no arrangements or understandings between Ms. Licitra and any other person pursuant to which she was elected as a director. There are no transactions in which Ms. Licitra has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Ms. Licitra was appointed to the Compensation Committee of the board of directors. AngioDynamics’ board of directors has determined that Ms. Licitra is independent under the Nasdaq listing standards.

On July 17, 2019, the board of directors of AngioDynamics approved certain changs to the director compensation program.  Directors of AngioDynamics will continue to receive compensation as described in AngioDynamics’ definitive proxy statement filed with the Securities and Exchange Commission on August 30, 2018, provided, that non-employee directors will now receive an annual equity grant, wholly comprising restricted stock units, vesting one year from the grant date, with a grant-date fair value equal to $152,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIODYNAMICS, INC.
(Registrant)

Date: July 19, 2019	By:	/s/ Stephen A. Trowbridge
Stephen A. Trowbridge
Senior Vice President and General Counsel